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                                                                   EXHIBIT 10.19

           MERRILL LYNCH PLEDGED COLLATERAL ACCOUNT CONTROL AGREEMENT

INSTRUCTIONS: COMPLETE BOXES A, B, C AND NAMES AND ADDRESSES AND SIGN BELOW

1.   THE PARTIES
The Parties to this agreement ("Agreement") are:

MORTON'S RESTAURANT GROUP, INC., a Delaware Corporation (the "Client")

and

WELLS FARGO FOOTHILL, INC., a California Corporation, on its own behalf and as agent for various parties designated in the indenture entered into by the Client on July 7, 2003 (the "Indenture") (the "Creditor")

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("Merrill Lynch").

The undersigned agree and acknowledge that Merrill Lynch is not a party to the Indenture nor does it have any duty or responsibility to know or ascertain the terms of the Indenture or to verify that any terms or requirements of the Indenture are being met.

2. THE PLEDGED ACCOUNT

BOX A
Client has granted Creditor a security interest in Merrill Lynch account 176-07877 ("Account") pursuant to a separate Security Agreement between Client and Creditor.

If the Account will be a new Merrill Lynch account, Client hereby instructs Merrill Lynch to transfer the assets listed in Exhibit A to the Account. The Account shall be maintained as a cash securities account, and will be titled "[Name of Client] Pledged Collateral Account for [Name of Creditor]."

The purpose of this Agreement is to perfect the Creditor's security interest in the Account by granting Creditor control over the Account; however, this Agreement does not create Creditor's security interest in the Account inasmuch as Client and Creditor have a separate Security Agreement for that purpose.

Client has not granted a security interest in the Account to any party other than Creditor, except for Merrill Lynch's broker lien referenced in section 7 and any lien for service fees to an Investment Manager or Agent named in Box B in section 4. Merrill Lynch has not entered into a Control Agreement with respect to the Account with any other party and agrees that it will not do so while this Agreement is in effect. The manager signing this Agreement on behalf of Merrill Lynch hereby represents, to the best of his or her knowledge, that no person other than Client, Creditor, Merrill Lynch and any Investment Manager or Agent named in Box B in section 4 has any claim, lien or interest in the Account or the assets in the Account.

All assets in the Account will be treated as financial assets under Article 8 of the New York Uniform Commercial Code.

3.   EXCLUDED ASSETS
Client and Creditor acknowledge that the following assets are not covered by this Agreement even if shown, for information purposes, on a periodic account statement for the Account, because Merrill Lynch is not the legal custodian of such assets: money market deposit account (MMDA) balances, shares of ML Ready Assets Trust, USA Government and USA Treasury money market funds and of the Merrill Lynch Institutional Funds, non-listed limited partnership interests, annuities and life insurance contracts, and precious metals. Merrill Lynch will not be responsible for assuring that any of these assets are not acquired with assets from the Account.

4. CLIENT'S AUTHORITY OVER THE ACCOUNT
Unless Creditor has delivered to Merrill Lynch a Notice of Exclusive Control pursuant to section 6 that has not been terminated by a subsequent Exclusive Control Termination Notice delivered to Merrill Lynch pursuant to section 6, Client will have full authority to give instructions with respect to assets in the Account without written consent by Creditor. Client's authority with respect to the Account will be governed by the terms of boxes B and C, which authority Creditor may revoke at any time by delivering a Notice of Exclusive Control to Merrill Lynch pursuant to section 6 and may restore at any time thereafter by a subsequent Termination of

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Exclusive Control Notice delivered to Merrill Lynch pursuant to section 6.

BOX B
IS CLIENT PERMITTED TO TRADE IN THE ACCOUNT?
/X/ YES  / / NO
IF YES, except as otherwise provided in section 6, Merrill Lynch may comply with any trading instructions from Client or the Investment Manager or Agent named below without further consent by Creditor.

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Print name of Investment Manager or Agent designated by separate power of attorney or equivalent document on file with Merrill Lynch

BOX C
CLIENT IS PERMITTED TO WITHDRAW ASSETS FROM THE ACCOUNT, UP TO AND INCLUDING THE ENTIRE VALUE OF THE ACCOUNT.

If an Investment Manager or Agent is named in Box B, Creditor agrees that the assets in the Account are subject to Client's agreement with such manager or agent and that periodic payment of normal advisory and service fees from assets in the Account pursuant to such an agreement is permitted without consent of Creditor.

5.   CONTROL BY CREDITOR
After receipt of a Notice of Exclusive Control pursuant to section 6 below, and until such time as Creditor provides an Exclusive Control Termination Notice to Merrill Lynch pursuant to section 6 below, Merrill Lynch agrees to comply with any instructions it receives from Creditor to transfer, sell, redeem, close open trades or otherwise liquidate any assets in the Account (including instructions to transfer assets directly to, or into an account in the name of, Creditor), without further consent by Client. All instructions to transfer assets from the Account must be in writing. If Creditor is an entity, Merrill Lynch is authorized to take instructions from any person Merrill Lynch reasonably believes represents Creditor.

6.   NOTICE OF EXCLUSIVE CONTROL
Creditor may at any time deliver to Merrill Lynch a "Notice of Exclusive Control" substantially in the form of Exhibit B. Delivery to Merrill Lynch shall occur if the Notice is sent by fax, addressed to the Managing Director, with separate duplicates being also faxed to the Branch Administrative Manager and the Service Manager, with receipt of all three faxes confirmed by telephone, and the original mailed or delivered to the office servicing the Account as indicated on the account statement. Within two business days following receipt of such notice in that manner by all of those recipients, Merrill Lynch will cease complying with trading instructions from, or on behalf of, Client with respect to the Account, and refuse to accept any other instructions from Client intended to exercise any authority with respect to the Account until such time as Creditor delivers an "Exclusive Control Termination Notice" substantially in the form of Exhibit C.

7.   PRIORITY OF CREDITOR'S SECURITY INTEREST
So long as this Agreement is in effect, Merrill Lynch subordinates in favor of Creditor any security interest, lien, or right of setoff it may have, now or in the future, against assets in the Account, except Merrill Lynch may retain a prior lien on assets in the Account to secure payment for assets purchased for the Account and to collect normal commissions and service fees.

8.   DUPLICATE STATEMENTS AND CONFIRMATIONS
Merrill Lynch will send Creditor duplicate copies of periodic account statements and trade confirmations, if any, contemporaneously with those sent to Client.

9.   RESPONSIBILITY AND PROTECTION OF MERRILL LYNCH
Except for permitting a transfer of assets from the Account in violation of section 4, Merrill Lynch will not be liable to Creditor for complying with instruc-tions from Client that are received by Merrill Lynch before Merrill Lynch receives a Notice of Exclusive Control in accordance with section 6. Merrill Lynch will not be liable to Client for complying with a Notice of Exclusive Control or any instructions received from any person Merrill Lynch reasonably believes represents Creditor. Merrill Lynch has no duty to investigate whether Creditor is authorized under the Security Agreement to give such Notice of Exclusive Control or such instructions.

Client hereby agrees to indemnify and hold harmless Merrill Lynch, its officers, directors, employees and

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agents, and any Investment Manager or Agent named in Box B in section 4, against claims, liabilities and expenses arising out of maintenance of the Account pursuant to this Agreement (including reasonable attorneys' fees), except if such claims, liabilities or expenses are caused solely by Merrill Lynch's or such manager's or agent's gross negligence or willful misconduct, respectively.

Creditor hereby agrees to indemnify and hold harmless Merrill Lynch, its officers, directors, employees and agents, and any Investment Manager or Agent named in Box B in section 4, against claims, liabilities and expenses (including reasonable attorneys' fees) arising out of Merrill Lynch's compliance with any instructions from Creditor with respect to the Account except if such claims, liabilities or expenses are caused solely by Merrill Lynch's or such manager's or agent's gross negligence or willful misconduct, respectively.

This Agreement does not create any obligations for Merrill Lynch except for those expressly set forth in this Agreement.

10.  TERMINATION; SURVIVAL
Creditor may terminate this agreement by written notice to Merrill Lynch. Merrill Lynch may terminate this agreement on thirty (30) days written notice to Creditor and Client. Upon (i) notification by Creditor to Merrill Lynch that Creditor's security interest in the Account has terminated, or (ii) termination of the Account, this Agreement will automatically terminate; provided, however, that Client may not terminate the Account without the prior written consent of the Creditor. Section 9, "Responsibility and Protection of Merrill Lynch," will survive termination of this Agreement.

11.  EFFECT OF AGREEMENT
Client and Creditor agree that this Agreement supplements the applicable Merrill Lynch account agreement with respect to the Account, and any related agreement if the Account is a managed account under a Merrill Lynch advisory program with a manager named in Box B, and that it does not abridge any rights that Merrill Lynch might otherwise have, except as provided in section 7. If there is any inconsistency between this Agreement and such Merrill Lynch account agreements this Agreement will control. The Parties also acknowledge that there are no other understandings or agreements with Merrill Lynch concerning the Account except for this Agreement, the Merrill Lynch account agreements and any agreement with an Investment Manager or Agent named in Box B to which Merrill Lynch may be a party.

12.  GOVERNING LAW
THIS AGREEMENT AND THE ACCOUNT WILL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITH RESPECT TO INTERPRETATION AND ENFORCEMENT.

13.  AMENDMENTS
No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

14.  SEVERABILITY
To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

15.  SUCCESSORS AND ASSIGNS OF CREDITOR
A successor to or assignee of Creditor's rights and obligations under the Security Agreement between Creditor and Client will succeed to Creditor's rights and obligations under this Agreement.

SIGNATURES                                 ADDRESSES

CLIENT:

    Thomas J. Baldwin                          3333 New Hyde Park Road
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PRINT  NAME
    /s/ Thomas J. Baldwin    9/3/03            New Hyde Park, NY
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SIGNATURE                        DATE
    EVP - CFO                                                         11042
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TITLE (IF APPLICABLE)

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CREDITOR:

    Sandy Martinez                             Wells Fargo Foothill Inc.
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PRINT NAME*
    /s/ Sandy Martinez      8/22/03            2450 Colorado Ave. #3000W
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SIGNATURE                        DATE
     Vice President                            Santa Monica, Ca 90404
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TITLE (AN AUTHORIZED OFFICER)

* This is the name to whom periodic account statements and trade confirmations will be addressed unless another officer's name is provided to Merrill Lynch for this purpose.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED:

    Salvatore Campione
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PRINT NAME

Address is the address servicing the Account as indicated on account statement.

    /s/ Salvatore Campione   9/12/03
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SIGNATURE                       DATE

MANAGING DIRECTOR (OR DESIGNEE)

Notice Information:

Name of Managing Director: Luis Marino
Telephone Number of Managing Director: 212-907-6880
Fax Number of Managing Director: 212-907-7610

Name of Branch Administrative Manager: Tony Campbell
Telephone Number of Branch Administrative Manager: 212-907-7711
Fax Number of Branch Administrative Manager: 646-805-0255

Name of Service Manager: Lydia Nunez
Telephone Number of Service Manager: 212-907-7617
Fax Number of Service Manager: 646-805-2684

THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, BUT THE PREPARER SHOULD PROVIDE THE COMPLETED ORIGINAL TO MERRILL LYNCH WITH SIGNED PHOTOCOPY COUNTERPARTS PROVIDED TO CLIENT AND CREDITOR.

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                                                     ACCOUNT NO. _______________

                                    EXHIBIT A

             Use Exhibit A to list the assets to be transferred into
                  the Merrill Lynch Pledged Collateral Account.

(Note: If an existing managed account, such as a ML Consults(R), Mutual Fund Advisor or other managed account, is being pledged, please attach a copy of the most recent monthly account statement and write "See attached statement" below.)

               QUANTITY                        DESCRIPTION
  Assets to be transferred into the Merrill Lynch Pledged Collateral Account will initially consist of cash.

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

                                                                  Code 1226-0198

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                                    Exhibit B

                       SAMPLE NOTICE OF EXCLUSIVE CONTROL

                            [Letterhead of Creditor]

Note: This notice must be sent by fax, addressed to the Managing Director, with separate duplicates being also faxed to the Branch Administrative Manager and the Service Manager, with receipt of all three faxes confirmed by telephone, and the original mailed or delivered to the office servicing the Account as indicated on the account statement.)

Date: _______________


To:   Managing Director
      Merrill Lynch, Pierce, Fenner & Smith Inc.

      --------------------------------

      --------------------------------

      --------------------------------
        (INSERT ADDRESS OF MERRILL LYNCH OFFICE SERVICING ACCOUNT AS INDICATED ON ACCOUNT STATEMENT)


RE:   Pledged Collateral Account number ____________________ in the name of
"____________________ Pledged Collateral Account for _____________________"
    NAME OF CLIENT                                     NAME OF CREDITOR

This is to notify Merrill Lynch that the above-referenced pledged collateral account ("Account") is now under the exclusive control of Creditor named above. Merrill Lynch is hereby instructed to cease complying with trading instructions given by or on behalf of Client (named above) relating to said Account, to cease distributing interest and regular cash dividends earned on property in the Account, and to refuse to accept any other instructions from Client intended to exercise any authority with respect to the Account unless instructed by the undersigned on behalf of Creditor.

Creditor warrants to Merrill Lynch that this Notice of Exclusive Control is lawful and authorized by the Security Agreement between Client and Creditor.

All future instructions on the Account shall be given solely by the undersigned on behalf of Creditor unless further evidence of authority is provided to Merrill Lynch.


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PRINT NAME

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SIGNATURE                         DATE

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TITLE (AN AUTHORIZED OFFICER)

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                                    Exhibit C

                   SAMPLE EXCLUSIVE CONTROL TERMINATION NOTICE

                            [Letterhead of Creditor]

Note: This notice must be sent by fax, addressed to the Managing Director, with separate duplicates being also faxed to the Branch Administrative Manager and the Service Manager and the original mailed or delivered to the office servicing the Account as indicated on the account statement.)

Date: _______________


To:   Managing Director
      Merrill Lynch, Pierce, Fenner & Smith Inc.

      --------------------------------

      --------------------------------

      --------------------------------
        (INSERT ADDRESS OF MERRILL LYNCH OFFICE SERVICING ACCOUNT AS INDICATED ON ACCOUNT STATEMENT)


RE:   Pledged Collateral Account number ____________________ in the name of
"____________________ Pledged Collateral Account for _____________________"
    NAME OF CLIENT                                     NAME OF CREDITOR

This is to notify Merrill Lynch that the above-referenced pledged collateral account ("Account") is no longer under the exclusive control of Creditor named above. Merrill Lynch is hereby instructed to resume complying with trading and other instructions given by or on behalf of Client (named above) relating to said Account in accordance with the Merrill Lynch Pledged Collateral Account Control Agreement dated ________ governing the Account.

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PRINT NAME

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SIGNATURE                         DATE

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TITLE (AN AUTHORIZED OFFICER)